     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001
                                                        REGISTRATION NO. 2-99584

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 19
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 22

                           PLAN INVESTMENT FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        676 NORTH ST. CLAIR, SUITE 1600
              CHICAGO, ILLINOIS                                 60611
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 951-7700

                                    COPY TO:

EDWARD J. BARAN, PRESIDENT                            BURTON X. ROSENBERG, ESQ.
676 NORTH ST. CLAIR, SUITE 1600                       SEYFARTH SHAW
CHICAGO, ILLINOIS 60611                               55 E. MONROE STREET
(NAME AND ADDRESS OF AGENT                            CHICAGO, ILLINOIS 60603
FOR SERVICE)

                  It is proposed that this filing will become effective X immediately upon filing pursuant to paragraph (b)
                      on (date) pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485

                  If appropriate, check the following:
                      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Title of Securities Being Registered: Participation Certificates.

                           PLAN INVESTMENT FUND, INC.

                                   PROSPECTUS
                                 APRIL 26, 2001

     Plan Investment Fund is a mutual fund which is open only to members and licensees of the Blue Cross and Blue Shield Association and certain related organizations. The Fund offers participation certificates in two separate investment portfolios:

     - The Government/REPO Portfolio -- a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations.

     - The Money Market Portfolio -- a money market fund which seeks a high level of current income by investing in U.S. Government, bank and commercial obligations.

     For information or new account applications, call BCS Financial Services Corporation (collect) at (312) 951-7700. To place purchase or redemption orders, or to request yield information, call PFPC Inc. at (800) 821-9771.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      3
  Investment Objectives.....................................      3
  Principal Investment Strategies...........................      3
  Principal Risks...........................................      3
  Performance Information...................................      4
  Fees and Expenses.........................................      6

INVESTMENT OBJECTIVES AND STRATEGIES........................      7

PRINCIPAL RISK FACTORS......................................      8

MANAGEMENT OF THE FUND......................................     10

SHAREHOLDER INFORMATION.....................................     11
  Pricing of Participation Certificates.....................     11
  Purchase of Participation Certificates....................     11
  Redemption of Participation Certificates..................     12
  Payment in Kind...........................................     12
  Dividends and Distributions...............................     12

TAXES ......................................................     13

FINANCIAL HIGHLIGHTS........................................     14

WHERE TO FIND MORE INFORMATION..............................     16

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     GOVERNMENT/REPO PORTFOLIO: This Portfolio is a money market fund which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations.

     MONEY MARKET PORTFOLIO: This Portfolio is a money market fund which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the 91 day U.S. Treasury bill bond equivalent yield.

PRINCIPAL INVESTMENT STRATEGIES

     GOVERNMENT/REPO PORTFOLIO: This Portfolio invests in U.S. Government obligations and repurchase agreements relating to such obligations which provide for repayment within one year after purchase. The investments in the Government/REPO Portfolio are very short-term. The average maturity of investments in this Portfolio will not exceed seven days.

     MONEY MARKET PORTFOLIO: This Portfolio invests in U.S. Government, bank and commercial obligations and repurchase agreements relating to such obligations which provide for repayment within one year after purchase. The investments in the Money Market Portfolio are also very short-term, although they may have longer maturities than investments in the Government/REPO Portfolio. The average maturity of investments in this Portfolio will not exceed 90 days.

PRINCIPAL RISKS

     GOVERNMENT/REPO AND MONEY MARKET PORTFOLIOS: Although the Government/REPO Portfolio and the Money Market Portfolio invest in securities which their investment adviser, BlackRock Institutional Management Corporation ("BlackRock"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While these Portfolios seek to maintain a constant net asset value of $1.00 per participation certificate, they are subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. An investment in the Government/REPO Portfolio or the Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government/REPO Portfolio and the Money Market Portfolio each seek to preserve a net asset value of $1.00 per participation certificate, it is possible to lose money by investing in these Portfolios.

PERFORMANCE INFORMATION

     The Bar Charts and Tables below show the annual return and long-term performance of the Portfolios. The Bar Chart for each Portfolio shows how the performance of the Portfolio has varied from year to year for the last ten years, or the life of the Portfolio, if shorter. The Table for each Portfolio shows that Portfolio's average annual return for one, five and ten years, or the life of the Portfolio, if shorter. The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of the Portfolios does not necessarily indicate how they will perform in the future.

                           GOVERNMENT/REPO PORTFOLIO
              ANNUAL TOTAL RETURNS AS OF DECEMBER 31 FOR EACH YEAR

[BAR GRAPH]

DEPICTING ANNUALIZED RETURNS
1996 . . . . . 5.42
1997 . . . . . 5.57
1998 . . . . . 5.48
1999 . . . . . 5.05
2000 . . . . . 6.37

     During the period shown in the Bar Chart, the highest quarterly return for the Government/REPO Portfolio was 6.77% (for the quarter ended September 30,
2000) and the lowest quarterly return was 4.82% (for the quarter ended March 31,
1999).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING                                                      LIFE OF
DECEMBER 31, 2000)                                        PAST ONE YEAR    PORTFOLIO(1)
----------------------------                              -------------    ------------
Government/REPO Portfolio.............................        6.37%           5.62%

-------------------------
(1) Since June 1, 1995 commencement of operations

     The Government/REPO Portfolio seven day average yield as of December 31, 2000 6.18%. You may obtain this Portfolio's current seven day yield by calling
(800) 451-1188.

                             MONEY MARKET PORTFOLIO
              ANNUAL TOTAL RETURNS AS OF DECEMBER 31 FOR EACH YEAR

[BAR GRAPH]

DEPICTING ANNUALIZED RETURNS
1991 . . . . . 6.16
1992 . . . . . 3.73
1993 . . . . . 3.07
1994 . . . . . 4.21
1995 . . . . . 5.97
1996 . . . . . 5.38
1997 . . . . . 5.51
1998 . . . . . 5.42
1999 . . . . . 5.02
2000 . . . . . 6.32

     During the period shown in the Bar Chart, the highest quarterly return for the Money Market Portfolio was 6.70% (for the quarter ended September 30, 2000) and the lowest quarterly return was 3.02% (for the quarter ended June 30, 1993).

                AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDING                         PAST       PAST
                     DECEMBER 31, 2000)                         ONE YEAR    5 YEARS    10 YEARS
                ----------------------------                    --------    -------    --------
Money Market Portfolio......................................     6.32%      5.53%       5.07%

     The Money Market Portfolio seven day average yield as of December 31, 2000 was 6.34%. You may obtain this Portfolio's current seven day yield by calling
(800) 451-1188.

FEES AND EXPENSES

     This table describes the fees and expenses you may pay if you invest in the Portfolios. Plan Investment Fund (the "Fund") does not charge any form of sales load, redemption fee or exchange fee for any of the Portfolios.

     Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                                                GOVERNMENT/REPO    MONEY MARKET
                                                                   PORTFOLIO        PORTFOLIO
                                                                ---------------    ------------
Management Fees.............................................         0.19%            0.18%
Distribution (12b-1) Fees...................................          None             None
Other Expenses..............................................         0.09%            0.09%
                                                                     -----            -----
       Total Annual Portfolio Operating Expenses(1).........         0.28%            0.27%
                                                                     =====            =====

-------------------------
(1) Total Annual Portfolio Operating Expenses for the year ended December 31, 2000, with fee waivers, were 0.10% of average net assets for the Government/REPO Portfolio and 0.27% of average net assets for the Money Market Portfolio. The fee waiver which reduced operating expenses for the Government/REPO Portfolio for the year ended December 31, 2000 is voluntary. BlackRock expects to continue this waiver, but can terminate it 90 days written notice to the Fund.

EXAMPLES

     These examples are intended to help you compare the cost of investing in the Portfolios with the cost of other mutual fund investments.

     These examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your investments at the end of those periods. The examples also assume that the investments have a 5% return each year and that the respective Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                         ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                                         --------    -----------    ----------    ---------
Government/REPO Portfolio............................      $29           $90           $157         $356
Money Market Portfolio...............................      $28           $87           $152         $343

                      INVESTMENT OBJECTIVES AND STRATEGIES

THE GOVERNMENT/REPO PORTFOLIO

     The Government/REPO Portfolio is a money market fund. The investment objective of the Government/REPO Portfolio is to maximize investment income, with a minimum annual target return equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations, while maintaining sufficient liquidity to accommodate daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Government/REPO Portfolio without approval of the holders of the participation certificates.

     The Government/REPO Portfolio invests in a broad range of government obligations and repurchase agreements relating to such obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding one year. At least 65% of the Government/REPO Portfolio's net assets will be invested at all times in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies, and repurchase agreements relating to such obligations. The dollar-weighted average maturity of the Government/REPO Portfolio will not exceed seven days.

     The Government/REPO Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock and which either have a high quality rating (that is, one of the two highest categories) from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BlackRock.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio is a money market fund. The investment objective of the Money Market Portfolio is to maximize investment income, with a minimum annual target return equal to the 91 day U.S. Treasury bill bond equivalent yield, while maintaining sufficient liquidity to accommodate reasonable daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Money Market Portfolio without approval of the holders of the participation certificates.

     The Money Market Portfolio invests in a broad range of government, bank and commercial obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding one year. The dollar-weighted average maturity of the Money Market Portfolio will not exceed 90 days.

     The Money Market Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock and which either have a high quality rating (that is, one of the two highest categories) from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BlackRock.

INVESTMENTS

     Set forth below are the principal investments of the Portfolios, as well as other investments which the Portfolios may make from time to time.

     Both Portfolios may:

     1. Purchase obligations issued by the U.S. Treasury. The Portfolios may also purchase obligations issued or guaranteed by agencies of the U.S. Government.

     2. Enter into repurchase agreements. Under a repurchase agreement, a Portfolio acquires an investment for a short period (usually not more than 60 days), subject to an obligation of the seller to repurchase and the Portfolio to resell the investment at an agreed price and time, which determines the yield during the holding period. The repurchase agreements are fully collateralized by U.S. Government securities.

     3. Enter into reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of portfolio securities is considered to be disadvantageous. Under a reverse repurchase agreement, a Portfolio sells an investment that it holds, subject to an obligation of the Portfolio to repurchase the investment at an agreed price and time. Proceeds of reverse repurchase agreements used to provide liquidity to meet redemption requests may equal no more than five percent of the total assets of the Portfolio. The Fund does not expect the use of reverse repurchase agreements to affect the net asset value of the Portfolios.

     The Money Market Portfolio may:

     1. Purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, issued or supported by the credit of U.S. branches of U.S. banks with assets of at least $1 billion, if such obligations meet the Portfolio's maturity limitations and quality standards for corporate debt obligations.

     2. Purchase commercial paper rated (at the time of purchase) at least "A-1" by Standard & Poor's Corporation ("S&P") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's").

     3. Purchase corporate bonds and notes rated (at the time of purchase) at least "AA" by S&P or at least "Aa" by Moody's.

     4. Purchase variable amount master demand notes ("VAMD Notes") issued by corporations, which are unsecured instruments that permit the indebtedness to vary and provide for periodic adjustments in the interest rate. Although such notes normally are considered illiquid and are not traded, the Fund may at any time demand payment from the issuers of the VAMD Notes, in less than seven days, of principal and accrued interest. VAMD Notes typically are not rated by credit rating agencies.

     Neither Portfolio purchases unrated instruments unless that Portfolio's investment adviser has determined the instrument to be of comparable quality to rated instruments which that Portfolio may buy.

     The Fund will:

     - seek to make investments in instruments authorized by the New York State Insurance Department provided such investments also comply with the Fund's Investment Guidelines and the Investment Company Act.

     - seek to make investments which will be permitted investments under the requirements of other applicable state insurance laws and regulations, although each investor should determine for itself the suitability under state insurance laws and regulations, of investing in the Fund.

     - maintain a high degree of portfolio liquidity at all times.

                             PRINCIPAL RISK FACTORS

     The principal risks of investing in the Fund are described above in the Risk/Return Summary. The following supplements that description.

     Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. While the Government/REPO and Money Market Portfolios attempt to maintain a stable net asset value of $1.00 per participation certificate, if interest rates rise rapidly, these Portfolios may not be able to prevent the net asset level from falling below $1.00 per participation certificate.

     Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by a nationally recognized rating agency are widely accepted measures of credit risk. The lower a security is rated by such a rating agency, the more credit risk it is considered to represent.

     Liquidity and Leverage Risks. Certain investment strategies employed by the Portfolios may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time and the price that the Fund would like. Reverse repurchase agreements and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of an investment portfolio.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     BlackRock is the investment adviser of the Government/REPO Portfolio and the Money Market Portfolio.

     BlackRock, a majority owned indirect subsidiary of PNC Bank, was organized in 1977 by the PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock currently provides advisory and sub-advisory services to investment companies having assets of approximately $61 billion. PNC Bank is a subsidiary of PNC Financial Services Company, Inc., one of the largest diversified financial services companies in the nation.

     As Investment Adviser, BlackRock manages, and is responsible for all purchases and sales of securities of, the Government/REPO Portfolio and the Money Market Portfolio. BlackRock also acts as a servicing agent, maintains the financial accounts and records and computes the net asset value and net income for both Portfolios of the Fund. For the services provided and expenses assumed by it with respect to the Government/ REPO Portfolio and the Money Market Portfolio, Blackrock is entitled to receive a fee, computed daily and payable monthly, based on such Portfolio's average net assets.

     BlackRock may from time to time waive the fees otherwise payable to it, or it may reimburse a Portfolio for its operating expenses. Any fees waived or expenses reimbursed with respect to a particular year are not recoverable. For the year ended December 31, 2000, the Government/REPO Portfolio paid fees to BlackRock equal to 0.03% of its average net assets, and the Money Market Portfolio paid fees to BlackRock equal to 0.18% of its average net assets.

TRUSTEES

     The Trustees of the Fund are as follows:

    *Edward J. Baran is President and Chief Executive Officer of the Fund and Chairman of the Board, President and Chief Executive Officer of BCS Financial Services Corporation and BCS Financial Corporation.

    Howard F. Beacham III is President and Chief Operating Officer of Blue Cross and Blue Shield of Central New York, Inc. and Blue Cross Blue Shield of Utica-Watertown.

    *Ronald F. King is President and Chief Executive Officer of Blue Cross and Blue Shield of Oklahoma and subsidiaries.

    Robert A. Leichtle is Executive Vice President, Chief Financial Officer and Treasurer, Blue Cross and Blue Shield of South Carolina

    James M. Mead is President and Chief Executive Officer, Capital Blue Cross.

    Mark A. Orloff is Vice President and Deputy General Counsel of the Blue Cross and Blue Shield Association.

    Jed H. Pitcher is Chairman of the Board and Chief Operating Officer of The Regence Group.

    Joseph Reichard is Vice President and Assistant Treasurer of Highmark, Inc.
-------------------------
* These Trustees of the Fund may be deemed "interested persons" as defined in the Investment Company Act.

                            SHAREHOLDER INFORMATION

PRICING OF PARTICIPATION CERTIFICATES

     BlackRock determines the net asset value per participation certificate of the Government/REPO Portfolio and the Money Market Portfolio for purposes of pricing purchase and redemption orders as of 12 Noon (Eastern Time) and as of 4:00 P.M. (Eastern Time). This is only done on business days on which purchase orders or redemption orders are placed for that Portfolio and there is sufficient trading in instruments held by that Portfolio so that its net asset value per participation certificate might be affected materially. A business day of the Fund is any weekday other than the holidays observed by the Fund, which currently are: New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. In computing net asset value per participation certificate, the Government/REPO Portfolio and the Money Market Portfolio use the amortized cost method of valuation and normally maintain a constant net asset value of $1.00 per participation certificate.

     ON ANY BUSINESS DAY WHEN THE BOND MARKET ASSOCIATION("BMA") RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY, THE FUND RESERVES THE RIGHT TO CLOSE AT OR PRIOR TO THE BMA RECOMMENDED CLOSING TIME. IF THE FUND DOES SO, IT WILL CEASE GRANTING SAME BUSINESS DAY CREDIT FOR PURCHASE AND REDEMPTION ORDERS RECEIVED AFTER THE FUND'S CLOSING TIME AND CREDIT WILL BE GRANTED ON THE NEXT BUSINESS DAY.

PURCHASE OF PARTICIPATION CERTIFICATES

     The Fund, acting as its own distributor without the services of an underwriter, sells participation certificates of each Portfolio without a sales charge, at the net asset value per participation certificate next determined after receipt of a purchase order by PFPC. Investors may open an account with the Fund by completing, and submitting to BCS, an application form which may be obtained by telephoning (collect) (312) 951-7700; the form requests information from the investor required to enable PFPC to open an account for such investor. After the application form has been approved by BCS and forwarded to PFPC, an investor may place purchase orders for participation certificates on any business day directly with PFPC, the transfer agent for the Fund. Orders may be transmitted by telephoning (800) 821-9771 and indicating the amount and the Portfolio of the participation certificates desired.

     Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PNC Bank, as agent for the custodian, PFPC Trust Company, receives Federal funds by 4:00 P.M. (Eastern Time). In addition, purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern Time). Orders received after 3:00 P.M. (Eastern
Time), and orders for which payment has not been received by PNC Bank by 4:00 P.M. (Eastern Time), will not be accepted and notice will be given to the investor placing the order.

     Investors must pay for participation certificates of each Portfolio in Federal funds or other funds immediately available to PNC Bank. The Government/REPO Portfolio has a $1 million minimum initial and subsequent investment requirement, but the Fund may waive these minimums from time to time in its discretion. The Money Market Portfolio does not have minimum initial or subsequent investment requirements. Payment for orders which are not received or accepted by PFPC will be returned after prompt inquiry to the sending investor. Each Portfolio may in its discretion reject any orders for purchase of participation certificates. Unless the purchaser designates a specific Portfolio, all purchases automatically will be made in the Money Market Portfolio.

REDEMPTION OF PARTICIPATION CERTIFICATES

     Investors must transmit redemption orders to PFPC by telephone in the manner described under "Purchase of Participation Certificates." The Fund will redeem participation certificates at the net asset value per participation certificate next determined after receipt of the redemption order.

     The Fund will pay for redeemed participation certificates for which a redemption order is received by PFPC on a business day before 3:00 P.M. (Eastern
Time) in Federal funds wired to the redeeming investor's account on the same business day. The Fund will pay for other redemption orders which are received on a business day (or on a day when PNC Bank is closed) in Federal funds wired on the next business day following redemption that PNC Bank is open for business. An investor receives no dividend for the day on which participation certificates are redeemed; therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following business day to do so.

     The Fund may suspend the right to redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its participation certificates) for the periods permitted under the Investment Company Act.

     Further Information Regarding the Portfolios. Investors may in effect transfer all or part of their investments from one Portfolio to another by placing simultaneous redemption and purchase orders. These orders will be executed in sequence in accordance with the procedures discussed above.

     If any investor ceases to be a member or licensee of the Blue Cross and Blue Shield Association or a related organization (a "BCBS Investor"), the Fund may redeem the participation certificates held by such investor, without the investor's consent.

PAYMENT IN KIND

     Investors may request that redemption order proceeds consist of securities held by the Portfolio in lieu of cash. Prior to placing a payment in kind redemption order, an investor must provide PFPC with written instructions identifying the custodial account to receive the securities to be distributed. The securities to be distributed shall represent a pro rata share of each security held in the Portfolio, in accordance with Rule 17a-5 under the Investment Company Act. Under guidelines established by the Board of Trustees, the Investment Advisers shall have the authority to make adjustments to the mix of securities to establish round lots that are more easily traded; however, these adjustments may not materially change the maturity, quality and liquidity characteristics of the remaining Portfolio.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property.

DIVIDENDS AND DISTRIBUTIONS

     Investors in the Portfolios are entitled to dividends and distributions arising only from the net income and capital gains, if any, earned on investments held by that Portfolio. Each Portfolio declares net income daily as a dividend to participation certificate holders of record at the close of business on the date of declaration. The Fund pays dividends monthly. Dividends will be reinvested in additional participation certificates or, if the investor so elects by checking the appropriate box on the application form, will be transmitted to such investor by wire within five business days after the end of the month (or within five business days after a redemption of all of the investor's participation certificates). The Government/REPO Portfolio and the Money Market Portfolio do not expect to realize net long-term capital gains.

                                     TAXES

     As long as each Portfolio meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to holders of participation certificates. The Portfolios met these requirements in the last taxable year, and intend to qualify in future years.

     Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. The Fund expects that substantially all of the dividends from the Fund will be taxable as ordinary income.

     PFPC, as transfer agent, will send each holder of participation certificates or its authorized representative an annual statement designating the amount, if any, of dividends and distributions made during each year and their federal tax treatment.

     Dividends declared in December of any year, and payable to holders of record on a specified date in December, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the federal tax considerations generally affecting the Portfolios and holders of participation certificates. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or holders of participation certificates, and this discussion is not intended as a substitute for careful tax planning. Investors in the Portfolios should consult their tax advisors concerning their own tax situation.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the financial performance of the Portfolios, for the past 5 years. Certain information reflects financial results for a single participation certificate. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

                           GOVERNMENT/REPO PORTFOLIO

     The table below sets forth selected financial data for a participation certificate outstanding throughout each period presented.

                                                              PERIOD ENDED DECEMBER 31
                                              --------------------------------------------------------
                                                2000        1999        1998        1997        1996
                                                ----        ----        ----        ----        ----
Net Asset Value, Beginning of Period......    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment Income.....................        .062        .049        .054        .054        .053
Net Gains or Losses on Securities (both
  realized and unrealized)................           0           0           0           0           0
                                              --------    --------    --------    --------    --------
       Total from Investment Operations...        .062        .049        .054        .054        .053
                                              --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends (from net investment income.....       (.062)      (.049)      (.054)      (.054)      (.053)
Distributions (from capital gains)........           0           0           0           0           0
                                              --------    --------    --------    --------    --------
       Total Distributions................       (.062)      (.049)      (.054)      (.054)      (.053)
                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period............    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              --------    --------    --------    --------    --------
       Total Return.......................        6.37%       5.05%      5.48,%       5.57%       5.42%
                                              ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's).........    $223,510    $102,873    $124,686    $199,238    $156,382
Ratio of Expenses to Average Net Assets...         .10%        .10%        .10%        .10%        .10%
Ratio of Net Investment Income to Average
  Net Assets..............................        6.19%       4.98%       5.36%       5.44%       5.29%

-------------------------
(1) Without the waiver of a portion of the advisory and administration fees, the ratio of expenses to average daily net assets for Government/REPO Portfolio participation certificates would have been .28% for the year ended December 31, 2000, .30% for the year ended December 31, 1999, .28% for the year ended December 31, 1998, .29% for the year ended December 31, 1997 and .29% for the year ended December 31, 1996

                             MONEY MARKET PORTFOLIO

     The table below sets forth selected financial data for a participation certificate outstanding throughout each year presented.

                                                              PERIOD ENDED DECEMBER 31
                                              --------------------------------------------------------
                                                2000        1999        1998        1997        1996
                                                ----        ----        ----        ----        ----
Net Asset Value, Beginning of Period......    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment Income.....................        .062        .049        .053        .054        .052
Net Gains or Losses on Securities (both
  realized and unrealized)................           0           0           0           0           0
                                              --------    --------    --------    --------    --------
Total from Investment Operations..........        .062        .049        .053        .054        .052
                                              --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends (from net investment Income.....       (.062)      (.049)      (.053)      (.054)      (.052)
Distributions (from capital gains)........           0           0           0           0           0
                                              --------    --------    --------    --------    --------
Total Distributions.......................       (.062)      (.049)      (.053)      (.054)      (.052)
                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period............    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              ========    ========    ========    ========    ========
Total Return..............................        6.32%       5.02%       5.42%       5.51%       5.38%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's).........    $315,424    $426,020    $488,124    $414,625    $524,872
Ratio of Expenses to Average Net
  Assets(1)...............................         .27%        .27%        .26%        .25%        .23%
Ratio of Net Investment Income to Average
  Net Assets..............................        6.15%       4.90%       5.28%       5.38%       5.24%

-------------------------
(1) Without the waiver of a portion of the advisory and administration fees, the ratio of expenses to average daily net assets for Money Market Portfolio participation certificates would have been .24% for the year ended December 31, 1996

                         WHERE TO FIND MORE INFORMATION

     The Statement of Additional Information (the "SAI") includes additional information about the Fund. The SAI is incorporated by reference into and is legally part of this Prospectus. The Annual and Semi-Annual Reports provide additional information about the Fund. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the performance of the Portfolios during the last year.

     Investors can get free copies of the above-named documents, and make shareholder inquiries, by calling BCS (collect) at (312) 951-7700.

     Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

                     The Fund's SEC File No. is 811-04379.

                           PLAN INVESTMENT FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 26, 2001

TABLE OF CONTENTS

GENERAL INFORMATION                                                     B-2
INVESTMENT STRATEGIES, RISKS AND POLICIES                               B-2
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          B-7
NET ASSET VALUE                                                         B-8
MANAGEMENT OF THE FUND                                                  B-9
ADDITIONAL INFORMATION CONCERNING TAXES                                B-15
DIVIDENDS                                                              B-16
PERFORMANCE INFORMATION                                                B-16
ADDITIONAL DESCRIPTION CONCERNING PARTICIPATION CERTIFICATES           B-17
AUDITORS                                                               B-19
COUNSEL                                                                B-19
MISCELLANEOUS                                                          B-19
FINANCIAL STATEMENTS                                                   B-19
APPENDIX - DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS            B-20


         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectus of Plan Investment Fund, Inc. (the "Fund"), dated April 26, 2001, as it may from time to time be supplemented or revised. No investment in participation certificates should be made without reading the Prospectus of the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Annual Report of the Fund may be obtained, without charge, by calling BCS Financial Services Corporation (collect) at (312) 951-7700.

                               GENERAL INFORMATION

         The Fund is a Maryland corporation and was incorporated on August 6, 1985. The Fund is a diversified, open-end management investment company. The Fund consists of two portfolios: the Government/REPO Portfolio and the Money Market Portfolio. Each Portfolio is represented by a class of participation certificates separate from those of the Fund's other Portfolios. The Government/REPO Portfolio commenced operations on June 1, 1995. The Money Market Portfolio commenced operations on March 11, 1987.

                    INVESTMENT STRATEGIES, RISKS AND POLICIES

         See the Prospectus for a description of the investment strategies, risks and policies of the Fund. The following discussion supplements such description and relates to principal investments as well as other investments of the Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         Examples of the types of U.S. Government obligations that the Fund may hold include, in addition to U.S. Treasury bills, notes and bonds, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and International Bank for Reconstruction and Development.

         With respect to the repurchase agreements ("Repurchase Agreements") described in the Prospectus, securities subject to Repurchase Agreements will be held by PFPC Trust Company or in the Federal Reserve/Treasury book-entry system. Repurchase Agreements are considered to be loans under the Investment Company Act. The Repurchase Agreements are collateralized by U.S. Government securities the market value of which, on a daily basis, including accrued interest, if any, is at least equal to 100% of the purchase price plus accrued interest under the Repurchase Agreements. The Fund will perfect its security interest in the collateral securing the Repurchase Agreements in accordance with U.S. Treasury Regulations and the applicable commercial transaction law of the state in which such collateral is located. If the seller defaults in its obligation to repurchase the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the Repurchase Agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Portfolio will enter into Repurchase Agreements only with those banks and dealers determined by that Portfolio's Investment Adviser to meet the Portfolio's respective quality standards as established by the Fund's Board of Trustees. These standards require an independent review by the Portfolio's Investment Adviser of the operating history and financial condition of the sellers to evaluate their creditworthiness and the risk of their becoming involved in bankruptcy proceedings or otherwise impairing the quality of the Repurchase Agreement during its contemplated term. The Investment Adviser will monitor the creditworthiness of the seller during the life of a Repurchase Agreement.

         With respect to the variable amount master demand notes ("VAMD Notes") described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, VAMD Notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

         The Fund may also invest in collateralized mortgage obligations ("CMOs") which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The Fund may also invest in other asset-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets, such as trade receivables. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.

         The maturity of the instruments in which the Fund invests normally shall be deemed to be a period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. An instrument issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment date. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days' notice and which has a variable rate of interest may be deemed to have a maturity equal to the longer of the period remaining until the interest rate will be readjusted or the period remaining until the principal amount owed can be received through demand. An instrument which has a variable rate of interest may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days' notice and which has a floating rate of interest may be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be received from the issuer through demand.

         The Appendix attached hereto contains a description of the rating symbols used by Standard & Poor's Corporation and Moody's Investors Service, Inc. for bonds and commercial paper in which the Portfolios invest.

INVESTMENT AND BORROWING LIMITATIONS

         Below is a complete list of the Portfolios' investment limitations that may not be changed without the affirmative vote of the holders of a "majority" of the outstanding participation certificates of the respective Portfolios (as defined herein under "Miscellaneous").

The Portfolios may not:

         1. Borrow money, except from commercial banks for temporary purposes, and then in amounts not in excess of 5% of the total assets of the respective Portfolio at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 5% of the total assets of the respective Portfolio at the time of such borrowing. This borrowing provision applies to Reverse Repurchase Agreements whose proceeds are utilized to provide liquidity to meet redemption requests when liquidation of portfolio securities is considered disadvantageous. At no time shall the level of funds borrowed to meet redemption requests exceed 5% of the total assets of the respective Portfolio; the interest expenses associated with such credit arrangements will be charged to the income of the respective Portfolio; and any new cash flows must be applied to retiring such Portfolio borrowings.

         2. Purchase any securities which would cause 25% or more of the total assets of the respective Portfolio at the time of such purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry. There is no limitation for the Portfolios with respect to investments in U.S. Government obligations or for the Money Market Portfolio in obligations of domestic branches of U.S. banks.

         3. Purchase securities of any issuer, other than those issued or guaranteed by the U.S. Government, Federal agencies and government-sponsored corporations, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in such issuer; except that up to 100% of the total assets of the Government/REPO Portfolio and the Money Market Portfolio may be invested in Repurchase Agreements with maturities not greater than seven days without regard to this 5% limitation.

         4. Purchase securities, if immediately after such purchase more than 10% of the total assets of the respective Portfolio would be invested in securities which are illiquid, including Repurchase Agreements with maturities greater than seven days and VAMD Notes with greater than seven days' notice required for sale.

         5. Make loans, except that each Portfolio may purchase or hold debt instruments, and may enter into Repurchase Agreements, in accordance with its investment objectives and policies.

         6. Purchase securities issued by Health Plans Capital Service Corporation.

         7. Purchase or sell commodities or commodity contracts, including futures contracts, or invest in oil, gas or mineral exploration or development programs.

         8. Acquire voting securities of any issuer or acquire securities of other investment companies.

         9. Purchase or sell real estate. (However, each Portfolio may purchase bonds and commercial paper issued by companies which invest in real estate or interests therein.)

         10. Purchase securities on margin, make short sales of securities or maintain a short position.

         11. Act as an underwriter of securities.

         12. Issue senior securities, except to the extent that certain investment policies related to Reverse Repurchase Agreements discussed herein and in the Prospectus may be deemed to involve the issuance of senior securities within the meaning of the Investment Company Act.

PORTFOLIO TRANSACTIONS

         Purchases and sales of securities for each Portfolio usually are principal transactions. The Investment Adviser normally purchases securities on behalf of the Portfolios directly from the issuer or from an underwriter or market maker of the securities. The Portfolios usually pay no brokerage commissions for such purchases. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. While the Investment Adviser intends to seek the best price and execution for portfolio transactions on an overall basis, the Fund may not necessarily pay the lowest spread or commission available on each transaction.

         The Investment Adviser of each Portfolio determines the allocation of transactions, including their frequency, to various dealers in its best judgment under the general supervision of the Board of Trustees of the Fund and in a manner deemed fair and reasonable to participation certificate holders.

         The Investment Adviser of each Portfolio makes investment decisions for such Portfolio independently from those for the other investment companies advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one or more of such other investment companies. Simultaneous transactions are likely when the same investment adviser advises several investment companies, particularly when a security is suitable for the investment objectives of more than one of such investment companies. When two or more investment companies advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective investment companies, both as to amount and price, in accordance with a method deemed equitable to each investment company. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the security position obtainable or sold for a Portfolio.

         The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into Repurchase Agreements or Reverse Repurchase Agreements with, BlackRock (the Investment Adviser) or any affiliates, officers or employees of BlackRock.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Under the Investment Company Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (i) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or
(ii) for any period during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practical, or for such other periods as the SEC, or any successor governmental authority, may by order permit for the protection of participation certificate holders of the Portfolios. (The Fund may also suspend or postpone the recording of the transfer of its participation certificates upon the occurrence of any of the foregoing conditions.)

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property; investors will incur expenses in disposing of redemption proceeds which are paid in this manner. The Fund has elected to commit itself to pay all redemption proceeds in cash up to the lesser of $250,000 or 1% of the respective Portfolio's net asset value for any participation certificate holder within a 90 day period pursuant to a notification of election filed with the SEC under, and in accordance with the guidelines set forth in, Rule 18f-1 under the Investment Company Act. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.)

         The Fund will not issue certificates representing participation certificates unless requested to do so by its investors. If such certificates have been issued representing participation certificates to be redeemed, prior to effecting a redemption with respect to such participation certificates, PFPC must have received such certificates properly endorsed (i.e., duly executed with signatures guaranteed by a commercial bank, a trust company or a member firm of a domestic securities exchange). PFPC reserves the right to request additional documentation in order to confirm that a transaction is property authorized. Participation certificate holders having questions regarding proper documentation or desiring to request certificates representing participation certificates should contact PFPC.

TRANSFER PAYMENTS

         A BCBS Investor investing in the Government/REPO Portfolio or the Money Market Portfolio may direct that payment upon redemption of participation certificates in the Portfolio be used to purchase participation certificates of the Government/REPO Portfolio or the Money Market Portfolio for another BCBS Investor by a transfer of the redeemed participation certificates to the second BCBS Investor. Such a transfer is made by a redemption and simultaneous purchase in the name of the second BCBS Investor. A BCBS Investor may not request a transfer from its Government/REPO Portfolio or its Money Market Portfolio account in a dollar amount greater than the dollar amount held in such investor's account on the business day prior to the date of such request. Such transfers may be effected at any time prior to 4:00 P.M. (Eastern Time). There is no limit on the number of transfers which a BCBS Investor can place in any one day, nor on the total number of such transfers by all BCBS Investors per day.

                                 NET ASSET VALUE

         The Fund calculates the net asset value per participation certificate of each Portfolio by dividing the total value of the assets belonging to each Portfolio, less the value of any liabilities charged to that Portfolio, by the total number of outstanding participation certificates of that Portfolio.

         As stated in the Fund's Prospectus, the Government/REPO Portfolio and Money Market Portfolio securities are valued on the basis of amortized cost. In connection with their use of amortized cost valuation, the Portfolios limit the dollar-weighted average maturity of their investments to not more than seven days for the Government/REPO Portfolio and 90 days for the Money Market Portfolio, and do not purchase any instrument with a remaining maturity of more than one year at the time of purchase, except that items of collateral securing securities subject to Repurchase Agreements may bear longer maturities. The Fund's Board of Trustees also has established procedures that are intended to stabilize these Portfolios' net asset value per participation certificate for purposes of sales and redemptions at $1.00. Such procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolios' net asset value per participation certificate calculated by using available market quotations deviates from $1.00 per participation certificate. In the event such deviation exceeds 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the amount of any deviation from a Portfolio's $1.00 amortized cost price per participation certificate may result in material dilution or other unfair results to investors or existing participation certificate holders of the respective Portfolio, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio's average maturity; withholding or reducing dividends; redeeming participation certificates in kind; reducing the number of the Portfolio's outstanding participation certificates without monetary consideration; or utilizing a net asset value per participation certificate determined by using available market quotations.

         Investors should also be aware that although procedures exist which are intended to stabilize the net asset value of the Government/REPO Portfolio and the Money Market Portfolio at $1.00 per participation certificate, the value of the underlying assets of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations in the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the Portfolios' yields may tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields may tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of its participation certificates will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and officers of the Fund, their addresses, ages and principal occupations during the past five years are as follows:

                                                                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  POSITION HELD WITH FUND                    DURING PAST 5 YEARS
---------------------                  -----------------------                    -------------------
Edward J. Baran*                       Trustee ,President and                     1996 to Present, Chairman of the Board, President
676 North St. Clair                    Chief Executive Officer                    and Chief Executive Officer of BCS Financial
Suite 1600                                                                        Corporation
Chicago, IL. 60611
Age 64

Howard F. Beacham III (1)              Trustee                                    September 1999 to Present, President and Chief
344 South Warren St.                                                              Operating Officer, Blue Cross Blue Shield of
Syracuse, NY 13202                                                                Utica-Watertown; April 1998 to Present, President
Age 46                                                                            and Chief Operating Officer, Blue Cross Blue
                                                                                  Shield of Central New York, (Excellus Health Plan,
                                                                                  Inc.) September 1997 to April 1998, Executive Vice
                                                                                  President, Blue Cross Blue Shield of Central New
                                                                                  York (Excellus Health Plan, Inc.), October 1996 to
                                                                                  August 1997, Senior Vice President Finance, Blue
                                                                                  Cross Blue Shield of Central New York (Excellus
                                                                                  Health Plan, Inc.), January 1996 to September
                                                                                  1996, Vice President Finance, Blue Cross Blue
                                                                                  Shield of Central New York (Excellus Health Plan,
                                                                                  Inc.)

Ronald F. King*                        Executive Trustee                          January 1997 to Present, President and Chief
1215 S. Boulder Ave.                                                              Executive Officer, Blue Cross and Blue Shield of
Tulsa, OK 74119                                                                   Oklahoma and subsidiaries; BlueLincs HMO, Member
Age 53                                                                            Service Life Insurance Company and Group Health
                                                                                  Service of Oklahoma, 1996 to January 1997,
                                                                                  President and Chief Operating Officer, Blue Cross
                                                                                  and Blue Shield of Oklahoma

Robert A. Leichtle                     Trustee                                    February 1998 to Present, Executive Vice
I-20 East at Alpine Road                                                          President, CFO and Treasurer, Blue Cross Blue
Columbia, SC 29219                                                                Shield of South Carolina; 1996 to February 1998
Age 54                                                                            Senior Vice President, Treasurer and Chief
                                                                                  Financial Officer Blue Cross and Blue Shield of
                                                                                  South Carolina

                                                                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  POSITION HELD WITH FUND                    DURING PAST 5 YEARS
---------------------                  -----------------------                    -------------------
James M. Mead                          Trustee                                    1996 to Present, President and Chief Executive
2500 Elmerton Avenue                                                              Officer, Capital Blue Cross.
Harrisburg, PA 17110
Age 55

Mark A. Orloff                         Trustee                                    1996 to Present, Vice President and Deputy
225 N. Michigan Avenue                                                            General Counsel, Blue Cross And Blue Shield
Chicago, Il 60601                                                                 Association
Age 45

Jed H. Pitcher                         Trustee                                    August 2000 to Present, Chairman of the Board
2890 Cottonwood Parkway                                                           Regence Blue Cross Blue Shield of Utah, June 2000
Salt Lake City, UT 84121                                                          to Present , President and Chief Operating
Age 60                                                                            Officer The Regence Group; April 1999 to August
                                                                                  2000, Chairman of the Board and Chief Executive
                                                                                  Officer of Regence Blue Cross Blue Sheild of Utah,
                                                                                  August 1997 to April 1999, Chairman of the Board,
                                                                                  President and Chief Executive Officer of Regence
                                                                                  Blue Cross Blue Shield of Utah 1996 to August
                                                                                  1997, Chairman of the Board, President and Chief
                                                                                  Executive Officer of Blue Cross Blue Shield of
                                                                                  Utah

Joseph Reichard                        Trustee                                    January 1998 to Present, Vice President and
120 Fifth Avenue                                                                  Assistant Treasurer, Highmark, Inc.; 1996 to
Pittsburgh, PA 15222                                                              December 1997, Director of Financial Service,
Age 53                                                                            Highmark, Inc.

Wendell H. Berg                        Secretary                                  1996 to March 1999, Senior Vice President,
676 North St. Clair                                                               General Counsel and Secretary, BCS Financial
Suite 1600                                                                        Corporation: March 1999 to Present, Executive
Chicago, Il 60611                                                                 Vice President BCS Financial Corporation
Age 58

Dale E. Palka                          Treasurer                                  April 1999 to Present, Vice President BCS
676 North St. Clair                                                               Financial Services Corporation, December 1996 to
Suite 1600                                                                        April 1999, Executive Director, Investment
Chicago, IL 60611                                                                 Programs Health Plans Capital Services
Age 52                                                                            Corporation 1996 to December 1996, Director of
                                                                                  Investments, Blue Cross and Blue Shield of
                                                                                  Michigan.


* These Trustees of the Fund may be deemed "interested persons" as defined in the Investment Company Act.

         The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings. Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Fund does not pay any compensation to its other Trustees or to its Officers for acting in such capacities. No director, officer or employee of BlackRock, PFPC Trust Company or PFPC is eligible to serve as a Trustee or Officer of the Fund. The Trustees and Officers of the Fund in their individual capacities own none, and cannot own any, of the Fund's participation certificates. For the year ended December 31, 2000, a total of $11,086 was paid by the Fund for Trustee meeting expenses.

                            PENSION OR
                            RETIREMENT                 COMPENSATION
                             BENEFITS   ESTIMATED          FROM
                             ACCRUED      ANNUAL         FUND AND
NAME OF      AGGREGATE       AS PART     BENEFITS      FUND COMPLEX
PERSON,    COMPENSATION      OF FUND       UPON          PAID TO
POSITION     FROM FUND       EXPENSES   RETIREMENT       TRUSTEES


For the fiscal year ended December 31, 2000, the Fund did not pay any remuneration to, or accrue any retirement benefits for, any of its Trustees or Officers.

INVESTMENT ADVISERS AND SERVICE AGENT

         The services BlackRock provides as Investment Adviser are described briefly in the Fund's Prospectus. More specifically, BlackRock supervises the sales of securities, and places orders for such transactions. As Service Agent for both Portfolios of the Fund, BlackRock maintains financial and other books and records, including appropriate journals and ledgers; verifies trade tickets; calculates weighted average maturity, dividends and yields; prepares unaudited financial statements; prepares or assists in the preparation of regulatory filings; computes net asset value and the market value of assets of the Fund; prepares reports to the Board of Trustees of the Fund; and performs related administrative services. BlackRock agrees to abide by applicable legal requirements in providing these services.

For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, BlackRock is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

              ANNUAL FEE                   PORTFOLIO ANNUAL NET ASSETS
              ----------                   ---------------------------

                 .20%                      of the first $250 million
                 .15%                      of the next $250 million
                 .12%                      of the next $250 million
                 .10%                      of the next $250 million
                 .08%                      of amounts in excess
                                           of $1 billion.

         BlackRock has agreed to voluntarily reduce the fees otherwise payable to it by the Government/REPO Portfolio to the extent necessary to reduce the ordinary operating expenses of the Government/REPO Portfolio so that they do not exceed .15% of the Government/REPO Portfolio's average net assets for each fiscal year. BlackRock has agreed contractually to reduce the fees otherwise payable to it by the Money Market Portfolio to the extent necessary to reduce the ordinary operating expenses of the Money Market Portfolio so that they do not exceed .30% of the Money Market Portfolio's average net assets for each fiscal year.


                  BlackRock also has agreed that if, in any fiscal year, the expenses borne by the Government/REPO Portfolio and the Money Market Portfolio exceed the applicable expense limitations imposed by the securities regulations in any state in which participation certificates of the Portfolios are registered or qualified for sale to the public, they will reimburse the respective Portfolio for any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid by the Portfolios. To the knowledge of the Fund, the expense limitations in effect on the date of this Statement of Additional Information, are no more restrictive than 1.5% of the respective Portfolios' average net assets up to $30 million and 1% of their respective average annual net assets in excess of $30 million.

         For the years ended December 31, 1998, 1999, and 2000 BlackRock was paid $114,328, $56,222 and $123,277 respectively, net of $390,240, $304,057, and
$380,730 waived fees, as investment adviser and service agent for the Government/REPO Portfolio. For the same periods BlackRock was paid fees of $790,109, $745,147, and $643,745 respectively, net of $598, $740, and $2,329 waived fees, as investment adviser and service agent for the Money Market Portfolio.

CUSTODIAN AND TRANSFER AGENT

         PFPC Trust Company, a wholly owned indirect subsidiary of PNC, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, has been retained to act as custodian of the Portfolios' investments. As custodian, PFPC Trust Company, among other things, collects income of and payments to the Fund; executes and delivers proxies, consents and other authorizations for the Fund; establishes and maintains segregated accounts in its records for and on behalf of each Portfolio; delivers, releases and exchanges securities held for the Fund when necessary; makes payments of cash to, or for the account of, each Portfolio for the purchase of securities for each Portfolio, for the redemption of participation certificates, and for the payment of interest, dividends, taxes and management fees; and furnishes the Fund with various confirmations, summaries and reports. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust Company shall remain responsible for the performance of its duties under the Custodian Agreement and shall hold the Fund harmless for the acts and omissions of any bank or trust company serving as sub-custodian. For the services provided and expenses assumed by PFPC Trust Company as custodian, PFPC Trust Company is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:


                                       FUND'S AVERAGE
ANNUAL FEE                             ANNUAL GROSS ASSETS*
----------                             --------------------

 .025%           ................       of the first $5 million
 .020%           ................       of the next $5 million
 .015%           ................       of the next $10 million
 .010%           ................       of the next $10 million
 .008%           ................       of amounts in excess of $30 million

plus $10 for each purchase, sale or maturity transaction with an annual minimum of $5,000.

* Based on the average of the assets included in the Fund's net asset value on each day in such month that such value is calculated.

         PFPC, a wholly owned indirect subsidiary of PNC, P.O. Box 8950, Wilmington, Delaware 19899, has been retained to act as transfer agent for the Fund. As transfer agent, PFPC, among other things, issues and redeems participation certificates, processes dividends, prepares various communications to participation certificate holders, answers correspondence from participation certificate holders, keeps records of the accounts of each participation certificate holder and prepares and submits various reports to the Fund. For the services provided and expenses assumed by PFPC as transfer agent, PFPC is entitled to receive a fee, computed daily and payable monthly, equal to $15.00 per master account and sub-account per Portfolio per year, prorated in the case of accounts maintained for only a portion of a full year, plus $1.00 for each master account purchase or redemption transaction, plus $5.00 for each outgoing wire of Federal funds, provided that the minimum annual fee payable to PFPC shall be $5,000.

         Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the participation certificates of a registered, open-end investment company continuously engaged in the issuance of its participation certificates, and prohibits banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company. PFPC Trust Company, BlackRock and PFPC are subject to such banking laws and regulations.

         BlackRock, PFPC Trust Company and PFPC believe that they may perform the services for the Fund contemplated by their respective agreements, the Prospectus and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent BlackRock, PFPC Trust Company and PFPC from continuing to perform such services for the Fund. If BlackRock, PFPC Trust Company or PFPC were prohibited from continuing to perform such services, it is expected that the Fund's Board of Trustees would recommend that the Fund enter into new agreements with other qualified firms. Any new advisory agreement would be subject to participation certificate holder approval.

ADMINISTRATOR

          Effective April 1,1999, BCS a wholly owned subsidiary of BCS Financial Corporation, 676 North St. Clair, Suite 1600, Chicago, Illinois 60611, was appointed as the Fund's administrator, replacing Health Plans Capital Services Corp (CSC). As the Fund's administrator, BCS acts generally in a supervisory capacity with respect to the Fund's overall operations and participation certificate holder relations. BCS's administrative services include maintaining the Fund's Chicago, Illinois office; maintaining financial and accounting records other than those maintained by the Investment Adviser or its agents; supervising the performance of administrative and professional services to the Fund by others; monitoring, and notifying the Fund of, the eligibility of the Fund's present and prospective investors and certain requirements of various state insurance laws and regulations; receiving and processing applications from present and prospective investors in the Fund; and accumulating information for and coordinating (but not paying for) the preparation of reports to the Fund's participation certificate holders and the SEC.

         For its administrative services, BCS is entitled to receive a fee from the Fund calculated daily and paid monthly at an annual rate not to exceed .05% of the average daily net assets. For the periods ended December 31, 1998 and March 31, 1999, CSC, the administrator during this period, was paid fees of $46,697 and $6,360 respectively, net of $82,352 and $15,003 waived fees, as administrator for the Government/REPO Portfolio, $221,903 and $59,421 respectively net of $199 and $227 waived fees, as administrator for the Money Market Portfolio. For the period April 1, 1999 through December 31, 1999, BCS the administrator during this period was paid fees of $16,604 net of $52,920 waived fees as administrator for the Government/REPO Portfolio and $147,541 net of $20 waived fees as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 2000, BCS was paid $50,353 and voluntarily waived $81,846 of the $132,199 which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio, and BCS was paid $173,828 and voluntarily waived $689 of the $174,517 which BCS was entitled to as the fee payable for its services as administrator for the Money Market Portfolio.

EXPENSES

         The Fund's ordinary operating expenses generally consist of fees for legal, accounting and other professional services, rating agency fees, fees of BlackRock, PFPC Trust Company, PFPC and BCS, costs of Federal and state registrations and related distributions to participation certificate holders, certain insurance premiums as well as the costs associated with maintaining corporate existence. Other costs include taxes, brokerage fees, interest and extraordinary expenses. For the year ended December 31, 2000, expense ratios were .10% for the Government/REPO Portfolio,and.27% for the Money Market Portfolio. Without the waiver of a portion of the advisory, administrator and service agent fees, the ratio of expenses to average daily net assets would have been .28% for the Government/REPO Portfolio.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting the Portfolio and holders of participation certificates that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Portfolio or holders of participation certificates or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         As stated in the Prospectus, the Portfolios met the requirements for being a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") in the last year and intend to qualify in future years. In order to so qualify for a taxable year, a Portfolio must distribute at least 90% of its gross income for the year, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements. A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         If for any taxable year a Portfolio does not qualify for tax treatment as a regulated investment company, all of that Portfolio's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to holders of participation certificates of the Portfolio. In such event, dividend distributions to holders of participation certificates of the Portfolio would be taxable as ordinary income to the extent of that Portfolio's earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds paid to a participation certificate holder who has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of taxable interest or dividends, or has failed to certify to the Fund that he is not subject to backup withholding when required to do so or that it is an "exempt recipient."

         Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Portfolios and holders of participation certificates under such laws may differ from the treatment under federal income tax laws. Holders of participation certificates are advised to consult their tax advisors concerning the application of state and local taxes.

         Although each Portfolio does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. A Portfolio will generally have no tax liability with respect to such gains, and the distributions will be taxable to holders of participation certificates of a Portfolio as long-term capital gains (20% or 28%, as applicable), regardless of how long a holder has held a Portfolio's participation certificates. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Portfolio to holders of its participation certificates not later than 60 days after the close of the Portfolio's taxable year.

         Similarly, although each Portfolio does not expect to earn any investment company taxable income, taxable income earned by a Portfolio will be distributed to holders of its participation certificates. In general, a Portfolio's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio will be taxed on any undistributed investment company taxable income of that Portfolio. To the extent such income is distributed by a Portfolio (whether in cash or additional shares), it will be taxable to holders of participation certificates of such Portfolio as ordinary income.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

                                    DIVIDENDS

         Net income of each Portfolio for dividend purposes will consist of (i) interest accrued and dividends earned (including both original issue and market discount) less amortization of any premium, (ii) plus or minus all realized short-term gains and losses, if any, attributable to such Portfolio including such Portfolio's pro rata share of the fees payable to, and the general expenses (for example, legal, accounting and Trustee's fees) of, the Fund, prorated on the basis of relative net asset value of the Fund's other Portfolios applicable to that period.

                             PERFORMANCE INFORMATION

DETERMINATION OF YIELD

         From time to time, the Fund may quote the Government/REPO Portfolio and the Money Market Portfolio "yield" and "effective yield" in communications to participation certificate holders that are deemed to be advertising. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Government/REPO Portfolio and the Money Market Portfolio refers to the income generated by an investment in the Portfolios over a seven-day period as identified in the communication. This income is then annualized. This means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested weekly. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven day period ending December 31, 2000 the Money Market Portfolio average yield was 6.34% and the effective yield was 6.54%. For the same period the Government/REPO Portfolio average yield was 6.18% and the effective yield was 6.38%.


         The yield of the Government/REPO Portfolio, was positively affected by fee waivers. (See "Investment Advisers and Service Agent" and "Administrator" under "Management of the Fund".)

                        ADDITIONAL DESCRIPTION CONCERNING
                           PARTICIPATION CERTIFICATES

         The Fund's Amended and Restated Articles of Incorporation provide that on any matter submitted to a vote of participation certificate holders, all participation certificates, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to a matter with respect to which a separate vote of any class is required by the Investment Company Act or the General Corporation Law of the State of Maryland, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to a matter which does not affect the interest of a particular class, only participation certificate holders of the affected class shall be entitled to vote thereon.

         Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a "majority" of the outstanding participation certificates (as defined herein under "Miscellaneous") of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, Rule 18f-2 exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of Rule 18f-2.

         The chart below sets forth those participation certificate holders each of which owned of record or beneficially 5% or more of the outstanding participation certificates of a Portfolio as of February 28, 2001.



         Participation             Percent of           Percent of
         Certificate               Participation        Participation
            Holder                 Certificates         Certificates
            ------                 Owned of             Owned of
                                   Government/Repo      Money Market
                                   Portfolio            Portfolio
                                   ---------            ---------

Blue Shield of California
50 Beale Street
San Francisco, CA 94104              35.8%

Blue Cross and Blue Shield
Association
225 North Michigan Avenue                                 20.20%
Chicago, IL 60601

Horizon Blue Cross and Blue
Shield of New Jersey
3 Penn Plaza East                                           8.8%
Newark, NJ 07105

Excellus, Inc.
165 Court St.                                              11.3%
Rochester, NY 14647

Blue Cross and Blue Shield
of Oklahoma, Inc.
1215 South Boulder Avenue            5.10%
Tulsa, OK 74119

Capital Blue Cross
2500 Elmerton Avenue                44.30%
Harrisburg, PA

Independence Blue Cross
1901 Market Street                   9.50%
Philadelphia, PA 19103

Highmark, Inc.
120 Fifth Avenue                                            7.9%
Pittsburgh, PA 15222

Blue Cross and Blue Shield                                18.90%
of South Carolina
I-20 East at Alpine Road
Columbia, SC 29219

                                    AUDITORS

         Ernst & Young LLP, with offices at 233 South Wacker Drive, Chicago, Illinois 60606 has been selected as the independent accountants of the Fund for the year ended December 31, 2001.

                                     COUNSEL

         Seyfarth Shaw, 55 East Monroe Street, Chicago, Illinois 60603, will pass upon the legality of the participation certificates offered hereby.

                                  MISCELLANEOUS

         As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from participation certificate holders, means the vote of the holders of more than 50% of the Fund's outstanding participation certificates of each class affected by the matter with respect to which the vote is being taken.

         The Fund has chosen a calendar fiscal year.

         Purchase orders for participation certificates of each of the Portfolios are accepted by the Fund's Transfer Agent which is located in Wilmington, Delaware.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto for the Fund contained in the Fund's Annual Report dated December 31, 2000, are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto for the Fund contained in the Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such audited financial statements and notes thereto have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                    APPENDIX

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

         The Fund may invest in securities which at time of purchase have ratings not lower than the following:

TYPE OF
SECURITY      RATING AGENCY                  RATING        SUMMARY OF RATING
--------      -------------                  ------        -----------------

Bond          Moody's Investors              A-3           Bonds which are rated
              Service, Inc. ("Moody's")                    "A" possess many
                                                           favorable investment
                                                           attributes and are to
                                                           be considered as
                                                           upper medium grade
                                                           obligations. Factors
                                                           giving security to
                                                           principal and
                                                           interest are
                                                           considered adequate
                                                           but elements may be
                                                           present which suggest
                                                           a susceptibility to
                                                           impairment sometime
                                                           in the future. The
                                                           modifier "3"
                                                           indicates a ranking
                                                           in the lower end of
                                                           that generic rating
                                                           category.

Bond          Moody's                        Aa or AA      Bonds which are rated
                                                           "Aa" are judged to be
                                                           of high quality by
                                                           all standards.
                                                           Together with the
                                                           "Aaa" group they
                                                           comprise what are
                                                           generally known as
                                                           high grade bonds.
                                                           They are rated lower
                                                           than the best bonds
                                                           because margins of
                                                           protection may not be
                                                           as large as in "Aaa"
                                                           securities or
                                                           fluctuation of
                                                           protective elements
                                                           may be of greater
                                                           amplitude or there
                                                           may be other elements
                                                           present which make
                                                           the long term risk
                                                           appear somewhat
                                                           larger then in the
                                                           "Aaa" securities.

Bond          Standard & Poor's              A-            An obligation rated A
              Corporation ("S & P")                        is somewhat more
                                                           susceptible to the
                                                           adverse effects of
                                                           changes in
                                                           circumstances and
                                                           economic conditions
                                                           than obligations in
                                                           higher-rated
                                                           categories. However,
                                                           the obligor's
                                                           capacity to meet its
                                                           financial commitment
                                                           on the obligation is
                                                           still strong. The
                                                           "minus" shows a
                                                           relative lower
                                                           standing within the
                                                           major "A" category.

Bond          Standard & Poor's              AA-           An obligation rated
              Corporation ("S & P")                        AA is differs from
                                                           the highest-rated
                                                           obligations only in
                                                           small degree. The
                                                           obligor's capacity to
                                                           meet financial
                                                           commitment on the
                                                           obligation is very
                                                           strong

TYPE OF
SECURITY      RATING AGENCY                  RATING        SUMMARY OF RATING
--------      -------------                  ------        -----------------

Commercial    Moody's                        Prime-1       Issuers rated Prime-1
Paper                                                      (or supporting
                                                           institutions) have a
                                                           superior ability for
                                                           repayment of senior
                                                           short-term debt
                                                           obligations. Prime-1
                                                           repayment ability
                                                           will often be
                                                           evidenced by many of
                                                           the following
                                                           characteristics:
                                                           leading market
                                                           positions in
                                                           well-established
                                                           industries, high
                                                           rates of return on
                                                           funds employed,
                                                           conservative
                                                           capitalization
                                                           structure with
                                                           moderate reliance on
                                                           debt and ample asset
                                                           protection, broad
                                                           margins in earnings
                                                           coverage of fixed
                                                           financial charges and
                                                           high internal cash
                                                           generation and well
                                                           established access to
                                                           a range of financial
                                                           markets and assured
                                                           sources of alternate
                                                           liquidity.

Commercial    S & P                          A-1           A short-term
Paper                                                      obligation rated A-1
                                                           Paper is rated in the
                                                           highest category by
                                                           Standard & Poor's.
                                                           The obligor's
                                                           capacity to meet its
                                                           financial commitment
                                                           on the obligation is
                                                           strong.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBIT NO.           DESCRIPTION OF EXHIBIT
-----------           ----------------------

(a)(1) Form of Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 19, 1996 ("PEA No. 13"))

(a)(2) Articles of Amendment to Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1(a) of PEA No. 13)

(a)(3) Articles of Amendment to Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1(b) of PEA No. 13)

(b) Bylaws of Registrant as Amended (incorporated by reference to Exhibit 2 of PEA No. 13)

(c)                   Not applicable

(d)(1) Form of Investment Advisory and Service Agreement for the Money Market Portfolio (incorporated by reference to
                      Exhibit 5 of PEA No. 13)

(d)(2) Form of Investment Advisory Agreement for the Government/REPO Portfolio (incorporated by reference to Exhibit 5(b) of Post- Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on March 30, 1995)

(d)(3) Form of Investment Advisory and Service Agreement for the Money Market Portfolio(effective April 30, 2001)

(d)(4) Form of Investment Advisory and Service Agreement for the Government/REPO Portfolio(effective April 30, 2001)

(e)                   Not applicable

(f)                   Not applicable

(g)(1)                Form of Custodian Agreement (incorporated by reference to
                      Exhibit 8 of PEA No. 13)

(g)(2) Form of Transfer Agency Agreement (incorporated by reference to Exhibit 8(a) of PEA No. 13)

(h)(1) Form of Administration Agreement (incorporated by reference to Exhibit 9 of PEA No. 13)

(h)(2) Assignment of Administration Agreement (incorporated by reference to exhibit 9.1 of Post-Effective Amendment No.17 to the Registrant's Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 26, 2000)

EXHIBIT NO.           DESCRIPTION OF EXHIBIT
-----------           ----------------------

(i)                   Opinion of Counsel (incorporated by reference to Exhibit
                      10 of PEA No. 13)

(j)                   Consent of PricewaterhouseCoopers LLP (Exhibit 11)

(k)                   Not applicable

(l)                   Subscription Agreement (incorporated by reference to
                      Exhibit 13 of PEA No. 13)

(m)                   Not applicable

(n)                   Not applicable

(o)                   Not applicable

(p)                   Not applicable (Portfolios are money market funds)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

                      None

ITEM 25. INDEMNIFICATION

         Under Article IX of the Registrant's Articles of Incorporation, any Trustee, Officer, employee or agent of the Registrant is indemnified to the fullest extent permitted by the General Corporation Law of the State of Maryland from and against any and all of the expenses and liabilities reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Trustee, Officer, employee or agent of the Registrant. This provision does not authorize indemnification when it is determined that such Trustee, Officer, employee or agent would otherwise be liable to Registrant or its participation certificate holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties (collectively, "Disabling Conduct").

         The Registrant shall use reasonable and fair means to determine whether such indemnification shall be made. The determination that a person to be indemnified is not liable to the Registrant or its participation certificate holders by reason of Disabling Conduct, and therefore eligible for indemnification, shall be determined by (i) a final decision on the merits by a court or other body before whom such proceeding is brought or (ii) after their review of the facts, by vote of a majority of a quorum of Trustees who are neither "interested persons" (as defined in the Investment Company Act) nor parties to the proceeding (a "Disinterested Majority") or by independent counsel in a written opinion to the Registrant. The Registrant's indemnification policy permits the Registrant to advance attorneys' fees or other expenses incurred by its Trustees, Officers, employees or agents in defending such a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is determined ultimately that he is entitled to indemnification. As a condition to such advance (i) the indemnities shall provide a security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a Disinterested Majority, or an independent legal counsel in a written opinion to the Fund, shall determine, based on a review of readily available facts to the Fund, that there is reason to believe that the indemnities ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         BlackRock Institutional Management Corporation ("BlackRock") performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 26 with respect to each director, officer and partner of BlackRock is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).


ITEM 27. PRINCIPAL UNDERWRITERS

         Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

                LOCATION
         (TO THE EXTENT KNOWN)              TYPES OF RECORDS
         ---------------------              ----------------

1.       BCS Financial Services             Records relating to its
         Corporation                        functions as administrator.
         676 North St. Clair
         Suite 1600
         Chicago, IL 60611

2.       PFPC Inc.                          Records relating to its functions
         P.O. Box 8950                      as transfer agent.
         Wilmington, DE 19899

3.       BlackRock Institutional            Records relating to its functions
         Management Corp.                   as investment adviser and service
         100 Bellevue Parkway               agent for each of the Portfolios.
         Wilmington, DE 19809

4.       PFPC Trust Company                 Records relating to its functions
         17th and Chestnut Sts.             as custodian.
         Philadelphia, PA 19103

5.       Burton X. Rosenberg                Minute Book, Bylaws and Amended and
         Seyfarth Shaw                      Restated Articles of Incorporation.
         55 East Monroe Street
         Suite 4200
         Chicago, Illinois 60603

ITEM 29. MANAGEMENT SERVICES

         Not applicable

ITEM 30. UNDERTAKINGS

         The Fund undertakes to furnish each person to whom a prospectus has been delivered with a copy of its latest annual report to participation certificate holders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Plan Investment Fund, Inc.,certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No.19 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 26th day of April, 2001.

                                                     PLAN INVESTMENT FUND, INC.


                                                     By: WENDELL H. BERG
                                                     Wendell H. Berg Secretary

ATTEST:

DALE E. PALKA
Dale E. Palka
Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                   TITLE                                      DATE
---------                                   -----                                      ----
Edward J. Baran                             Trustee, Principal Executive Officer       April 26,2001
Edward J. Baran

*Howard F. Beacham III                      Trustee                                    April 26,2001
Howard F. Beacham III

*Ronald F. King                             Trustee                                    April 26,2001
Ronald F. King

*Robert A. Leichtle                         Trustee                                    April 26,2001
Robert A. Leichtle

*James M. Mead                              Trustee                                    April 26,2001
James M. Mead

                                            Trustee                                    April 26,2001
Mark A. Orloff

*Jed H. Pitcher                             Trustee                                    April 26,2001
Jed H. Pitcher

*Joseph F. Reichard                         Trustee                                    April 26,2001
Joseph F. Reichard

Dale E. Palka                               Treasurer, Principal Financial             April 26,2001
Dale E. Palka                               Accounting Officer

*        Executed on behalf of the indicated Officers and Trustees by Wendell H.
         Berg, duly appointed attorney-in-fact.

By: Wendell H. Berg
Wendell H. Berg, Attorney-in-fact

                                    EXHIBITS

(d)(3) Form of Investment Advisory and Service Agreement for the Money Market Portfolio (effective April 30, 2001).

(d)(4) Form of Investment Advisory and Service Agreement for the Government/REPO Portfolio (effective April 30, 2001).

(j)    Consent of PricewaterhouseCoopers LLP.